Group Variable Annuity Contracts
                                    issued by
                  Variable Annuity Fund I of Southwestern Life
                 Formerly of Southwestern Life Insurance Company
                 And Now of Valley Forge Life Insurance Company

                       Prospectus Dated December 29, 2006

Executive Office:
175 King Street
Armonk, New York  10504

                       VALLEY FORGE LIFE INSURANCE COMPANY

This prospectus describes group variable annuity contracts, certificates and individual contracts (the "Contract" or "Contracts") issued by Variable Annuity Fund I of Southwestern Life (formerly of Southwestern Life Insurance Company) and now of Valley Forge Life Insurance Company ("VFL"), primarily for use as tax sheltered annuities in retirement programs that satisfy the requirements of
Section 403(b) of the Internal Revenue Code of 1986, as amended ("Code"). Prior to December 28, 2006, the Contracts were issued by Southwestern Life Insurance Company ("Southwestern").

As of December 28, 2006, Southwestern was merged into one of its affiliates, VFL, with VFL surviving the merger, and all outstanding contracts of Southwestern became the obligations of VFL. There have been no changes to your Contract or any of your benefits as a result of the merger. VFL will accept any additional Purchase Payments you wish to make and will process all transactions and claims under your Contract. There have been no changes to the Variable Annuity Fund I of Southwestern Life ("Separate Account") as a result of the merger. The Contracts are no longer offered for sale.

The Separate Account is a unit investment trust that invests exclusively in shares of beneficial interest in the DWS Capital Growth VIP, Class A ("Capital Growth Portfolio") of DWS Variable Series I ("DWS Fund").

The Statement of Additional Information contains more information about the Contracts and the Separate Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission ("SEC"). You may obtain a copy of the
Statement  of  Additional   Information   free  of  charge  by  contacting   our
placePlaceNameCustomer PlaceNameService PlaceTypeCenter, or by accessing the SEC's website at http://www.sec.gov. You can also obtain a copy of the Statement of Additional Information from the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC 20549 (telephone 202-551-8090).

This Prospectus includes basic information about the Contracts that you should know before investing. Please read this Prospectus carefully and keep it for future reference. The DWS Fund prospectus contains important information about the Capital Growth Portfolio.

The Securities and Exchange Commission has not approved these Contracts or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits or obligations of, or endorsed or guaranteed by, any bank, nor are they federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency; they are subject to investment risks, including possible loss of principal.



                                TABLE OF CONTENTS



                                                 Page

Definitions.......................................3
Synopsis..........................................3
The Contracts.....................................3
The Separate Account..............................5
Condensed Financial Information...................5
VFL...............................................6
The Separate Account..............................6
Conversion of Separate Account....................7
DWS Capital Growth VIP............................7
Voting Rights.....................................8
Deductions and Expenses...........................9
Deductions for Sales and
Other Expenses....................................9
Charges for Mortality and Expense
Undertakings......................................9
Other Expenses....................................9
The Annuity Contracts............................10
Accumulation Period..............................10
Purchase Payments................................10
Crediting Accumulation Units.....................10
Value of an Accumulation Unit....................10
Valuation of the Separate Account................11
Termination......................................11
Annuity Period...................................12
Annuity Forms....................................13
Death Benefits...................................13
Death Before the Annuity Date....................13
Death After the Annuity Date.....................14
Taxes............................................14
Annuity Contracts in General.....................14
Qualified and Non-Qualified Contracts............15
Withdrawals - Non-Qualified Contracts ...........15
Withdrawals - Qualified Contracts................16
Withdrawals - Tax Sheltered Annuities............17
Taxation of Death Benefits.......................17
Required Distributions...........................18
Diversification and Owner Control................18
Partial 1035 Exchanges...........................18
Tax Treatment of Assignments.....................19
Income Tax Withholding...........................19
Withdrawals - Investment Adviser Fees ...........19
Delayed Annuity Payments.........................19
Hurricane Victims Tax Relief.....................20
Modification.....................................20
Suspension.......................................20
Principal Underwriter............................20
Administration...................................21
Legal Proceedings................................21
Contract Owner Inquiries.........................21
Earlier Contracts................................21
Table of Contents of the Statement of
Additional Information...........................22


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.


                                   DEFINITIONS

Accumulation Unit: a measuring unit used to calculate the value of a Contract before annuity payments begin.

Annuitant: a person on whose life annuity payments are based.

Annuity Unit: a measuring unit used to calculate the amount of annuity payments.

Contract Owner/Participant: a person who makes Purchase Payments, or for whom Purchase Payments are made, under a Contract.

Fixed-Dollar Annuity: an annuity providing for payments that remain fixed in amount throughout the payment period.

General Account: all assets of VFL that are not allocated to and made a part of the Separate Account or any other segregated account of VFL.

Payee:  a person who receives annuity payments.

Purchase Payment: the amount paid to VFL pursuant to the Contract.

Valuation Date: the Company calculates values each business day. A business day is any day the New York Stock Exchange is open for regular trading exclusive of
(i) Federal holidays, (ii) any day on which the SEC determines an emergency exists making the disposal or fair valuation of assets in the Separate Account not reasonably practicable, and (iii) any day on which the SEC permits a delay in the disposal or valuation of assets in the Separate Account.

Variable Annuity: an annuity providing for payments that vary in amount with the investment experience of the Separate Account.

                                    SYNOPSIS
The Contracts

The Contracts described by this prospectus are group flexible premium variable annuity Contracts under which annuity payments will commence on a selected future date (see "Annuity Period," page 12). The Contracts primarily are intended for use as tax-sheltered annuity contracts issued to employees of public school systems, certain tax-exempt organizations and state-supported educational systems pursuant to Section 403(b) of the Code (see "Taxes," page
14). For certain qualified plans, a Contract that covers all eligible Participants is issued to a group Contract Owner. Each Participant receives a certificate that summarizes the provisions of the Contract and evidences participation in the annuity purchase plan.

The minimum initial and subsequent premium under the Contracts is $10 (see "Purchase Payments," page 10). Premiums, less deductions for sales and administrative expenses and applicable premium taxes, are held in the Separate Account. The deduction for sales and administrative expenses is 6.25%, consisting of 3.25% for sales expense and 3.00% for administrative expense (see "Deductions for Sales and Other Expenses," page 9). VFL also provides an undertaking that the deductions for sales and administrative services will be the only cost to participants for these services regardless of the actual cost to VFL. Where applicable, a deduction is made from each payment for premium taxes (currently ranging from 0.50% to 3.50%). An amount equal to 1.00% on an annual basis of the average daily net asset value of the Separate Account is charged for mortality and expense risk undertakings by VFL. VFL estimates 0.70% is allocated to its mortality undertakings and 0.30% to its expense undertaking (see "Charges for Mortality and Expense Undertakings," page 9). In addition, an amount not to exceed 0.20% is charged against the Separate Account for fees and expenses incurred in auditing the Separate Account.

The Contracts include VFL's undertaking to provide annuity payments determined in accordance with the applicable annuity tables and other provisions in the Contracts for the lifetime of the Annuitant regardless of the actual mortality experience among Annuitants.

During the accumulation period, a Participant's account or a portion thereof may be redeemed for a cash payment equal to the value of the Accumulation Units redeemed, valued at the next determined unit value after VFL receives notice of the redemption request (see "Termination," page 11). No redemption charge is imposed.

FEE TABLE

The following tables describe the maximum fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract or surrender the Contract.

State premium taxes may also be deducted.(1)

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases                       3.25%
(as a percentage of purchase payments)

Administrative Expenses                               3.00%
 (as a percentage of purchase payments)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the expenses of the Capital Growth Portfolio.

Separate Account Annual Expenses
(as a percentage of average Separate Account value)
Mortality Risk Fees                                   0.70%
Expense Risk Fees                                     0.30%
Other Expenses2                                       0.20%
                                                      -----

Total Separate Account Annual Expenses                1.20%

The next item shows the annual operating expenses for the year ended December 31, 2005 charged by the Capital Growth Portfolio (Class A Shares) that you may pay periodically during the time that you own the Contract. More detail concerning the portfolio's fees and expenses is contained in the DWS Fund prospectus.

Total Annual Portfolio Operating Expenses 0.49% (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.)

(1)State Premium Taxes (currently ranging from 0.50% to 3.50%) are not included.

(2)Audit expense of the Separate Account (limited to 0.20% of net asset value). In connection with the conversion of the Separate Account into a unit investment trust, VFL agreed to assume the audit expense of the Separate Account to the extent it would otherwise exceed 0.20% of the Separate Account's average net assets in any year.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Separate Account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Capital Growth Portfolio. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

              1 year         3 years          5 years       10 years
              ------         -------          -------       --------
               $791          $1,139           $1,509         $2,546

(2) If you do not surrender your Contract or if you start to take annuity payments from your Contract at the end of the applicable time period:

              1 year         3 years          5 years       10 years
              ------         -------          -------       --------
               $791          $1,139           $1,509         $2,546

The Separate Account

The Separate Account operates as an investment company registered with the SEC under the Investment Company Act of 1940 ("1940 Act"). Effective July 30, 1996, the Separate Account converted from an open-end diversified management company to a unit investment trust. The Separate Account invests exclusively in shares of the Capital Growth Portfolio. The investment objective of the Capital Growth Portfolio is discussed in the accompanying prospectus of the DWS Fund.

                         CONDENSED FINANCIAL INFORMATION

The following table includes Accumulation Unit Values for the periods shown.

        Accumulation Unit Values - DWS Capital Growth VIP Sub-Account(1)



                   Accumulation Unit Value           Accumulation Unit Value        Number of Accumulation
Year Ended          Beginning of Period                   End of Period              Units Outstanding

                      Qualified Contract Accumulation Units

2005                       $14.07                              $15.51                    247,825
2004                       $12.43                              $14.07                    262,923
2003                       $ 9.65                              $12.43                    299,671
2002                       $14.11                              $ 9.65                    314,620
2001                       $17.69                              $14.11                    344,687
2000                       $19.90                              $17.69                    368,934
1999                       $14.86                              $19.90                    405,838
1998                       $12.20                              $14.86                    452,831
1997                       $ 9.08                              $12.20                    483,085
1996                       $ 7.34                              $ 9.08                    524,145



                    Non Qualified Contract Accumulation Units

2005                       $12.81                              $14.12                   108,919
2004                       $11.32                              $12.81                   110,692
2003                       $ 8.78                              $11.32                   110,692
2002                       $12.84                              $ 8.78                   110,692
2001                       $16.10                              $12.84                   111,557
2000                       $18.11                              $16.10                   111,656
1999                       $13.53                              $18.11                   110,450
1998                       $11.11                              $13.53                   113,107
1997                       $ 8.27                              $11.11                   113,107
1996                       $ 6.68                              $ 8.27                   114,808


Note: Prior to 1984, federal income taxes or benefits were charged or credited to accumulation unit values on nonqualified units on each valuation date and affected net realized and unrealized gain (loss). Therefore, there are two sets of Accumulation Unit Values - one for Qualified Contract Accumulation Units and another for Non Qualified Contract Accumulation Units.

(1)The Separate Account converted from an open-end management company to a unit investment trust on July 30, 1996.

                              FINANCIAL STATEMENTS

The following financial statements are contained in the Statement of Additional
Information:

o Audited financial statements of Variable Annuity Fund I of Southwestern Life

o Audited financial statements of VFL

o Audited financial statements of Southwestern

o Unaudited pro forma financial statements which give effect to the merger of Southwestern into VFL

                                       VFL

VFL is a life insurance company organized under the laws of the State of Indiana following its redomestication from Pennsylvania to Indiana effective December 29, 2004, and is authorized to transact business in the District of Columbia, Puerto Rico, and all states except New York. VFL's home office is located at address 1700 Magnavox Way, Fort Wayne, IN 46804, and its executive office is located at 175 King Street, Armonk, NY 10504.

On April 30, 2004 VFL became a wholly-owned subsidiary of Swiss Re Life & Health America Inc. ("SRLHA"). SRLHA is ultimately controlled by Swiss Reinsurance Company.

As of dDecember 28, 2006, Southwestern was merged into one of its affiliates, VFL, with VFL surviving the merger, and all outstanding contracts of Southwestern became the obligations of VFL. Prior to December 28, 2006, the Contracts were issued by Southwestern. There have been no changes to your Contract or any of your benefits as a result of the merger. VFL will accept any additional Purchase Payments you wish to make and will process all transactions and claims under the Contracts.

                              THE SEPARATE ACCOUNT

On December 19, 1967, the Separate Account was established in accordance with certain provisions of the Texas Insurance Code. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account.

The Separate Account is administered and accounted for as part of the general business of VFL, but the income, gains and losses whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited or charged against the Separate Account without regard to other income, gains or losses of VFL. Assets of the Separate Account are not chargeable with liabilities arising out of any other business of VFL.

All obligations arising under the Contracts, including the obligation to make annuity payments, are general corporate obligations of VFL. However, while VFL is obligated to make the variable annuity payments under a Contract, the amount of these payments is not guaranteed.

MODIFICATION

When permitted by applicable law, we may modify the Contracts as follows:

o    deregister the Separate Account under the 1940 Act;

o operate the Separate Account as a management company under the 1940 Act if it is operating as a unit investment trust;

o operate the Separate Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

o restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Separate Account;

o    combine the Separate Account with other separate accounts; and

o    combine a Sub-Account with another Sub-Account.

We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Separate Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Sub-Accounts or eliminate Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

If the actions we take result in a material change in the underlying investments of a Sub-Account in which you are invested, we will provide you with sufficient prior notice of the change by way of correspondence or Prospectus supplement. You may then make a new choice of Sub-Accounts.


                         CONVERSION OF SEPARATE ACCOUNT

Effective July 30, 1996, the Separate Account converted from a management investment company into a unit investment trust (the "Conversion"). The Separate Account no longer invests directly in a diversified portfolio of securities, but instead invests exclusively in the shares of the Capital Growth Portfolio.

                             DWS CAPITAL GROWTH VIP

The Separate Account invests in Class A Shares of the Capital Growth Portfolio of the DWS Fund (formerly Scudder Variable Series I).

More detailed information concerning the investment objective, policies and restrictions and the fees and expenses of the Capital Growth Portfolio can be found in the DWS Fund prospectus. You should read the DWS Fund prospectus carefully. There is no assurance that the investment objective will be met. YOU CAN CALL 800-792-4368 OR WRITE OUR CUSTOMER SERVICE CENTER AT P.O. BOX 749045, DALLAS, TX 75374-9045 TO OBTAIN COPIES OF THE DWS FUND PROSPECTUS.

The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio normally invests at least 65% of total assets in common stocks of placecountry-regionU.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500(C) Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000(R) Growth Index (as of February 28, 2006, the S&P 500 Index and the Russell 1000(R) Growth Index had median market capitalizations of $11.57 billion and $5.44 billion, respectively). Although the portfolio may invest in companies of any size, the portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes.

Deutsche Investment Management Americas Inc. ("DeIM") is the investment advisor to the Capital Growth Portfolio. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the placecountry-regionU.S. for the asset management activities of Deutsche Bank AG.

Currently, the Separate Account only invests in one portfolio of an underlying fund. Therefore, VFL has not adopted policies and procedures with respect to frequent transfers for the Separate Account. If additional portfolios are added in the future and Contract Owners are permitted to make transfers among the portfolios, VFL may adopt policies and procedures with respect to frequent transfers of Contract value among the portfolios.

                                  VOTING RIGHTS

Group contract owners have the opportunity to instruct VFL as to the voting of Capital Growth Portfolio shares at meetings of shareholders of the DWS Fund, in proportion to their respective interest under the Contracts. Contract Owners entitled to vote will receive proxy material and a form on which voting instructions may be given. VFL will vote the shares of the Capital Growth Portfolio held by the Separate Account attributable to the Contracts, in accordance with instructions received from Contract Owners. VFL will vote, or abstain from voting, any Capital Growth Portfolio shares that are not attributable to Contract Owners in the same proportion as all Contract Owners in the Separate Account vote or abstain. Therefore, a small proportion of Contract Owners may determine the outcome of the voting. If VFL determines that it is permitted to vote such shares of the Capital Growth Portfolio in its own right, it may elect to do so, subject to the then-current interpretations of the 1940 Act and the rules thereunder.

Unless the Contract has been issued in connection with a deferred compensation plan, individuals participating under a Contract Owner's retirement plan have the right to instruct the owner with respect to shares attributable to their contributions and to such additional extent as the owner's retirement plan may permit. For purposes of determining voting rights, the number of shares of the Capital Growth Portfolio held in the Separate Account deemed attributed to a Participant's interest under a Contract prior to the annuity date will be determined on the basis of the value of the accumulation units credited to the Participant's account as of the record date. On or after the annuity commencement date, the number of attributable shares will be based on the value of the assets held in the Separate Account to meet annuity obligations to the payee under the Contracts as of the record date. In either case, the number of Capital Growth Portfolio shares eligible to be voted is computed by dividing the "value" so determined by the net asset value of the Capital Growth Portfolio share on the record date. During the annuity period, the number of votes attributable to a Contract will generally decrease since funds held in the Separate Account for an annuitant will decrease over time.


                             DEDUCTIONS AND EXPENSES

Charges under the Contracts are assessed in two ways: as deductions from Purchase Payments and as charges to the Separate Account. The level of these fees may be revised periodically (see "Modification," page 20).

Deductions for Sales and Other Expenses

Deductions are made from each Purchase Payment as received to cover: (i) sales expenses; (ii) administrative expenses, including but not limited to items such as salaries and travel expenses of home office officials and employees, rent, postage, telephone, legal fees, office equipment, stationery and other office expenses; and (iii) premium taxes, when applicable. The deductions for administrative expenses are designed only to reimburse VFL for its actual expenses, and VFL does not expect to recover from these deductions any amounts above its accumulated expenses in administering the Contracts. These deductions do not cover: (i) taxes arising from income and capital gains on the Separate Account or otherwise from the existence of the Separate Account; and (ii) fees and expenses of audit of the Separate Account. These other expenses are borne by the Separate Account other than taxes on income and capital gains (if any) as may be attributable to VFL's initial capital contribution to the Separate Account, which taxes will be borne by VFL. The cost of preparing and printing annual or other amendments to the Separate Account's registration statement, including prospectuses, is borne by VFL.

Under the Contracts, the deduction is 6.25% (plus applicable premium taxes), consisting of 3.25% for sales expense and 3.00% for administrative expense. This represents 6.25% (excluding any premium tax) of the amount invested. At the time annuity benefits are purchased, any additional premium taxes are deducted. Premium taxes may generally range from 0.50% to 3.50%, depending upon the state or locality. No deduction for sales or administrative expense is made from a Purchase Payment composed entirely of an amount payable by VFL under a fixed-dollar group annuity contract issued by VFL.

Charges for Mortality and Expense Undertakings

In exchange for a 0.70% fee, VFL provides a mortality undertaking by assuming the risk that its actuarial estimate of mortality rates among Annuitants may prove erroneous and that reserves set up on the basis of this estimate will not be sufficient to meet its annuity payment obligations. In exchange for a 0.30% fee, VFL provides an expense undertaking by assuming the risk that charges made under the Contracts may not prove sufficient to cover the actual cost of providing sales, administrative services and premium taxes, if applicable. If the reserves or charges prove more than sufficient, the excess will be a profit to VFL. If the reserves or charges are not sufficient, the loss will fall on VFL.

Other Expenses

Accounting fees (not to exceed 0.20% of the Separate Account's average net assets in any year) are charged against the assets of the Separate Account at cost. In addition, there are deductions from and expenses paid out of the Capital Growth Portfolio that are described in the prospectus of the DWS Fund.

We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

Some states and other governmental entities charge premium taxes or other similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the Contract for them. Premium taxes generally range from 0.50% to 3.50%, depending upon the state or locality.

                              THE ANNUITY CONTRACTS

The basic objective of the Contracts is to provide benefits over the lifetime of an Annuitant that will tend to vary with changes in the cost of living. There is no assurance that the value of a Participant's account will equal or exceed the Purchase Payments made.

The dollar amount of variable annuity payments varies with the investment experience of the Separate Account and reflects the Separate Account's investment experience throughout the Contract's existence. The value of the Separate Account's investments in the Capital Growth Portfolio fluctuates daily and is subject to all the risks of changing economic conditions, as well as the risk inherent in the DWS Fund's ability to anticipate changes in investments necessary to meet changes in economic conditions.

Because it is impossible to predict how long an Annuitant will live and because annuity payments vary, there is no way of knowing whether the aggregate amount of the variable annuity payments received in the years following the commencement of annuity payments will equal or exceed the amount applied to provide these payments.

                               ACCUMULATION PERIOD
Purchase Payments

New Contracts are no longer being marketed or issued. However, currently VFL continues to accept Purchase Payments on existing Contracts. The minimum subsequent Purchase Payment for a Contract is $10.

Subsequent Purchase Payments are credited to the Participant's account at the price next computed after the Purchase Payment is received by VFL.

Crediting Accumulation Units

Purchase payments (net of deductions for sales and administrative expenses and applicable premium taxes) are credited to the Contract in the form of Accumulation Units. The number of units credited is determined by dividing the amount credited by the value of an Accumulation Unit next determined after the Purchase Payment is received by VFL.

The number of Accumulation Units credited is not affected by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from date to date depending upon the investment experience of the Separate Account.

Value of an Accumulation Unit

The value of an Accumulation Unit is determined on each Valuation Date by multiplying the Accumulation Unit value for the immediately preceding date by the net investment factor for the current date. The value of a Participant's account at any time prior to the commencement of annuity payments can be determined by multiplying the total number of Accumulation Units credited to his or her account by the current Accumulation Unit value. The Participant will be advised at least twice each year of the number of Accumulation Units credited to his or her account and the current dollar value of an Accumulation Unit. See the Statement of Additional Information for information concerning the net investment factor.

Valuation of the Separate Account

The value of the Separate Account is the sum of its assets minus its liabilities. Because the Separate Account invests exclusively in the Capital Growth Portfolio, the fair market value of its assets will be based on the net asset value of the Capital Growth Portfolio. For the calculation of the net asset value of the Capital Growth Portfolio, see the current prospectus for the Capital Growth Portfolio, a copy of which accompanies this prospectus.

Termination

During the accumulation period, a Participant's account, or a portion thereof, may be redeemed for a cash payment equal to the value of the Accumulation Units redeemed as next determined after receipt of proper notice by VFL at its home office on a form obtained from VFL. Upon redemption of a portion of a Participant's account, the account is reduced by the number of Accumulation Units redeemed. No redemption charge is imposed by VFL.

A redemption of all or a portion of a Participant's account resulting in a cash payment to a resident of any one of certain states may result in a reduction of VFL's premium tax liability in that state. In this event, VFL will pay in addition to the value of the Accumulation Units redeemed, an amount equal to the lesser of:

     (i) the amount by which the premium tax liability of VFL is reduced as a result of this redemption, or

     (ii) the amount previously deducted for premium taxes from Purchase Payments allocable to the Accumulation Units redeemed.

No representation is hereby made that upon the redemption of all or a portion of an account that any additional payment will be made, since the state of residence of the Participant and the premium tax laws of that state at the time of redemption will determine the additional amount payable, if any.

Any cash payment resulting from the partial or complete redemption of a Participant's account is payable within seven days following receipt by VFL of the request for redemption in proper form provided, however, the right is reserved to suspend or postpone redemptions during any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.         trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of shares of the portfolio is not reasonably practicable or VFL cannot reasonably value the shares of the portfolio; or

4. during any other period when the SEC, by order, so permits for the protection of owners.

In addition to an election to receive a cash payment for the value of a Participant's account, the following options are available. An election may be made to use the redemption value of an account to purchase an individual deferred annuity contract. Any such conversion will be made and the provisions and annuity purchase tables of the contract will be in accordance with the rules of VFL in effect with respect to the annuity contracts at the time application is made to VFL. A Participant under a Contract who becomes an employee of another employer which has a contract of the same type then in force with VFL may elect, subject to approval of VFL and the new employer, to transfer the value of his or her individual account to that contract.

If a Contract is issued in connection with the Texas Optional Retirement Program for employees of certain state-supported educational institutions, a redemption will require the joinder of the Contract Owner and, in accordance with an opinion of the Attorney General of Texas, may not be effected prior to termination of employment, retirement or death of the Participant. Certain restrictions on distributions from annuity contracts sold to plans qualified under Section 403(b) of the Code also apply. (See "Taxes," page 14.)


                                 ANNUITY PERIOD

The annuity period is that period during which annuity payments are made. The Participant may select any date for annuity payments to commence with the exception that annuity payments must begin within five years after the standard annuity commencement date selected by the Contract Owner. A Payee can receive fixed annuity payments or variable annuity payments. During the annuity period, a Payee receives a monthly variable annuity payment determined on the basis of the number of variable Annuity Units purchased and the investment experience of the Separate Account. A fixed annuity is an annuity payable from VFL's general account with payments remaining fixed as to dollar amount throughout the payment period. The number of annuity units is determined when payments begin, and the value of a fixed annuity unit is always $1.00. In addition, the level of annuity payments is affected by the age of the Annuitant and the annuity form selected. Each annuity payment is payable on the first business day following the due date of the payment.

The amount of a variable annuity payment is not affected by adverse mortality experience or by any excess in VFL's expenses over expense deductions provided for in the Contract. Accordingly, VFL provides an undertaking that its actual expense and actual mortality results will not adversely affect the dollar amounts of variable annuity payments.

Each month, the Payee receives the value of a fixed number of Annuity Units. For variable annuity payments, the value of an Annuity Unit, and the amount of the monthly payments, reflects the Separate Account's investment gains and losses and investment income. Accordingly, variable annuity payments vary with the investment experience of the assets of the Separate Account, namely, shares of the Capital Growth Portfolio.

The Annuity Unit is a measure of the value of the Annuitant's income from a variable annuity Contract during the annuity period. The value of an Annuity Unit is determined by multiplying the value of an Annuity Unit for the immediately preceding date by the product of (i) the net investment factor for the date the value is calculated and (ii) a factor to neutralize the net investment rate built into the annuity tables contained in the Contract.

Each variable annuity payment will vary depending on the investment performance of the Capital Growth Portfolio. A 3.50% annual investment rate is used in the annuity tables in the Contract. Payments will be smaller than, equal to or greater than the first payment, depending upon whether the actual net investment rate is smaller than, equal to, or greater than the assumed annual net investment rate. A higher assumption would mean a higher initial payment but a more slowly rising series of subsequent payments if actual investment performance exceeds the assumed rate, or a more rapidly falling series of subsequent payments if actual performance is less than the assumed rate. A lower assumption would have the opposite effect. If the actual net investment rate is at the assumed rate, the annuity payments are level.

Annuity Forms

The Annuitant is generally given the choice of receiving annuity payments in accordance with the annuity forms set forth in the Contract. The right to elect annuity forms may be restricted to comply with the Code. In the absence of an effective election, a variable annuity on Annuity Form 2 will be deemed to have been elected, with annuity payments guaranteed for ten years.

In general, the longer annuity payments are guaranteed, the lower the amount of each payment. No minimum value for a Participant's account is required to elect any of the annuity forms specified below.

Annuity Form 1 - Life Annuity

An annuity payable monthly during the lifetime of the Payee and terminating with the last monthly payment preceding the death of the Payee. This annuity form offers the maximum level of monthly payments since there is no undertaking by VFL to provide a minimum number of payments or a death benefit for beneficiaries. It would be possible for the Payee to receive only one payment, if he or she died prior to the due date of the second annuity payment.

Annuity Form 2 - Life Annuity with 5, 10, 15 or 20 Years Certain

An annuity payable monthly during the lifetime of a Payee with payments assured for an elected certain period of 5, 10, 15 or 20 years. If the Payee dies during the period, however, the beneficiary may elect to receive in one sum the present value of the remaining number of payments, based on interest at the assumed annual net investment rate in the annuity table included in the Contract, compounded annually.

Annuity Form 3 - Unit Refund Life Annuity

An annuity payable monthly during the lifetime of the Payee, terminating with the last payment due prior to death of the Payee, provided that the beneficiary will then receive a payment of the dollar value, as of the date of the Payee's death, of a number of Annuity Units equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under this annuity form divided by the Annuity Unit value for the date on which annuity payments commence and (b) is the number of Annuity Units represented by each monthly payment multiplied by the number of monthly payments made.

Annuity Form 4 - Joint Life and Survivor Annuity - 10 Years Certain

An annuity payable monthly for 10 years and so long thereafter as either the Payee or the joint Payee shall live. If both Payees die during the period certain, the present value of the remaining payments, based on interest at the assumed annual net investment rate in the annuity table included in the Contract, compounded annually, will be paid to the beneficiary.

A Participant may, if a greater initial payment would result, prior to the due date of the first annuity payment, elect an annuity with a first monthly payment in the amount which can be provided by a single premium life annuity contract, if any are then being issued by VFL, at the current published rates with a single premium equal to 103% of the amount that would otherwise be applied to determine the first monthly payment.

                                 DEATH BENEFITS
Death Before the Annuity Date

Under the Contract, the amount payable upon death of a Participant before the due date of the first annuity payment is equal to the dollar value of the Participant's individual account as of the date on which proof satisfactory to VFL of the Participant's death is received by VFL.

If the total death benefit is $2,000 or more, payment may be made to the beneficiary in installment payments instead of one cash payment or payment may be deferred for a specified period of time, during which interest is added by VFL to the sum deferred.

All non-qualified Contracts issued after January 18, 1985, are required by the Code to provide that, if a Contract Owner dies before the annuity starting date, his or her entire interest must be distributed within 5 years. An exception to this requirement exists for any portion of the Contract Owner's interest payable to (or for the benefit of) a designated beneficiary, and (i) such portion will be distributed over the life, or a period not exceeding the life expectancy of the designated beneficiary and (ii) such distributions will begin not later than one year after the Participant's death or such later date as may be prescribed by regulations issued by the Secretary of the Treasury. If the designated beneficiary is the surviving spouse of the Participant, he or she will be treated as the Participant and may elect to continue the Contract. If the Contract Owner is not an individual, the death or change of the primary Annuitant shall be treated as the death of the Contract Owner.

Death After the Annuity Date

If the Annuitant under the Contract dies on or after the annuity date, the death proceeds, if any, depend upon the form of annuity payment in effect at the time of death (see "Annuity Forms," page 13).

A non-qualified Contract issued after January 18, 1985, is also required to provide that, if the Annuitant dies on or after the annuity date, the remaining portion of his or her interest will be distributed at least as rapidly as under the method of distribution used at the date of the Annuitant's death.


                                      TAXES

NOTE: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. VFL cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. VFL does not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

ANNUITY CONTRACTS IN GENERAL

Section 72 of the Code governs taxation of annuities in general. A Contract Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For non-qualified Contracts, this cost basis is generally the purchase payments, while for qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. If after the annuity date, annuity payments cease because of the death of the Annuitant, any unrecovered investment in the Contract shall be allowed as a deduction to the Annuitant for his last taxable year. Unrecovered investment in the Contract is the investment in the Contract on the annuity date reduced by the amounts received after the annuity date which were excludable from taxable income. Owners, Annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

To the extent contributions are made after February 28, 1986 to a non-qualified contract owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the Contract will generally not be treated as an annuity for tax purposes resulting in the earnings on the money held in the Contract to be taxed currently to such owner.

QUALIFIED AND NON-QUALIFIED CONTRACTS

If you purchase the Contract as an individual and not under any pension plan or specially sponsored program, your Contract is referred to as a non-qualified contract. If you purchase the Contract under a pension plan or specially sponsored program, your Contract is referred to as a qualified contract. Examples of qualified plans are: tax-sheltered annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R.10 Keogh Plans.

The amount of premiums paid by the employer are excluded from the employee's income for the taxable year to the extent that the payments do not exceed the employee's exclusion allowance for the taxable year. In addition, tax-sheltered annuities may permit nondeductible employee contributions. Payments to purchase a tax-sheltered annuity contract for an employee are subject to the overall limits on contributions and benefits applicable to tax-sheltered plans under
Section 403(b) or, if applicable, Section 415 of the Code.

A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a qualified Contract.

WITHDRAWALS - NON-QUALIFIED CONTRACTS

Withdrawals from a non-qualified Contract issued after August 13, 1982 will be treated, as first coming from earnings and then from the purchase payments. Such withdrawn earnings are includable in income.

Furthermore, amounts withdrawn that are allocable to an investment made after August 13, 1982 in a Contract issued before that date, are also taxed under the "earnings first" rule above. However, withdrawals from a Contract entered into before August 14, 1982 (and amounts allocable to investments made before such date) are treated as first coming from purchase payments and will be received tax-free until the investment in the Contract has been fully recovered (the "investment first rule"). If the Contract has income attributable to investments made prior to August 14, 1982 and post-August 14, 1982, then amounts withdrawn will first be allocable to the pre-August 14, 1982 investments, then to earnings on such investments and will be taxed under the "investment first rule" above and then be allocable to earnings on investments made after August 13, 1982 and then to investments made after such date and will be taxed under the "earnings first rule" above.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income.

Some withdrawals will be exempt from the penalty. They include any amounts:

1.       paid on or after the taxpayer reaches age 59 1/2;

2.       paid after you die;

3. paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

4. paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

5.       paid under an immediate annuity; or

6.       which come from purchase payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

WITHDRAWALS - QUALIFIED CONTRACTS

If you make a withdrawal from your qualified Contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of the pre-tax purchase payments to the after-tax purchase payments in your Contract. If all of your purchase payments were made with pre-tax money then the full amount of any withdrawal is includable in taxable income. Special rules may apply to withdrawals from certain types of qualified contracts.

The Code also provides that any amount received under a qualified contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1.       paid on or after you reach age 59 1/2;

2.       paid after you die;

3. paid if you become totally disabled (as that term is defined in the Code);

4. paid to you after leaving your employment in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

5.       paid to you after you have left your employment, after attaining age
         55;

6.       paid for certain allowable medical expenses (as defined in the Code);

7.       paid pursuant to a qualified domestic relations order;

8.       paid on account of an IRS levy upon the qualified contract.

The 10% penalty also applies to a distribution from a Code Section 457 governmental plan if the distribution is attributable to an amount transferred to the Code Section 457 plan from an IRA, 403(b), pension or profit sharing plan unless one of the exceptions above applies.

With respect to (4) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

WITHDRAWALS - TAX-SHELTERED ANNUITIES

The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement by owners from tax-sheltered annuities.

Withdrawals can only be made under the following circumstances:

1. when an owner reaches age 59 1/2;

2. when an owner has a severance from employment;

3. when an owner dies;

4. when an owner becomes disabled (as that term is defined in the Code); or

5. in the case of hardship. Hardship withdrawals are limited to purchase payments and cannot include any earnings.

These withdrawal limitations only apply to earnings and salary reduction contributions made after December 31, 1988.

Regulations have been proposed relating to tax-sheltered annuities which would require certain material changes to such contracts including, among others, the requirement of a written plan document and restrictions on transfers between tax-sheltered annuity contracts. The Internal Revenue Service has indicated that these proposed regulations will not be effective prior to 2007. Owners of tax-sheltered annuity contracts should consult their tax adviser to determine the effect of these proposed regulations on their Contracts.

TAXATION OF DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or annuity payments. Estate taxes may also apply.


REQUIRED DISTRIBUTIONS

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. Under certain circumstances, Participants may elect to have different distribution requirements apply to pre-1987 account balances in the Contracts.

If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

DIVERSIFICATION AND OWNER CONTROL

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the investment options are managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, are considered the owner of the shares of the investment options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of VFL and the manager of the underlying investments, no arrangements may exist between a contract owner and VFL regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or VFL regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It remains unclear to what extent under federal tax law owners are permitted to make transfers among the investment options or the number and type of investment options owners may select from without being considered owners of the shares. If any guidance is provided which is considered a new position, then the guidance is generally applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Contract, could be treated as the owner of the investment options.

Due to the uncertainty in this area, we reserve the right to modify the Contract in an attempt to maintain favorable tax treatment.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract. The IRS has indicated that pending issuance of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. A contract owner may avoid this result by demonstrating that a life event such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange. Due to continuing uncertainty in this area, owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

TAX TREATMENT OF ASSIGNMENTS

Any transfer, assignment or pledge of a contract may be a taxable event. If the Contract is issued for use under a qualified plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law. You should therefore consult competent tax advisers should you wish to transfer, assign or pledge your Contract.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Contract Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Contract Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Taxable distributions made to nonresident aliens will generally be subject to a 30% withholding rate unless a lower tax treaty rate applies to such person.

When all or part of an annuity contract or a death benefit under the Contract is transferred or paid to an individual two or more generations younger than the Contract Owner, a generation-skipping transfer tax may be owed. Under certain circumstances, federal tax law may require VFL to withhold the tax from the Contract and pay it directly to the Internal Revenue Service.

Certain  distributions  from  Contracts  qualified  under Code Section 401, Code
Section 403(b) or from a Code Section 457 governmental plan, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includable in gross income (i.e. returns of after-tax contributions); or d) hardship distributions. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

WITHDRAWALS - INVESTMENT ADVISER FEES

The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from a tax-sheltered annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract Owner) for payment of the adviser's fee and the fee must actually be paid from the annuity contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract.

DELAYED ANNUITY PAYMENTS

Although there is no guidance in the federal tax law as to when annuity payments must commence under a non-qualified contract, the Internal Revenue Service could take the position that if annuity payments do not begin or are not scheduled to begin until an advanced age, such as after age 85, then the Contract should not be treated as an annuity contract for federal tax purposes. If such was to occur, then the income under the Contract could become currently taxable to the Owner.

HURRICANE VICTIMS TAX RELIEF

Recent tax law changes have been made regarding Qualified Contracts to provide victims of the 2005 Hurricanes Katrina, Rita and Wilma with special tax relief for certain periods of time related to the tax treatment of withdrawals, the 10% penalty tax, recontribution of certain withdrawal amounts and the limitations applicable to loan amounts and repayments. Persons eligible for the special tax treatment are generally those whose principal residence was in the designated hurricane disaster area and who sustained an economic loss from the applicable hurricane. Owners should consult their own tax advisers regarding their eligibility for this tax relief.

                                  MODIFICATION

The Contracts may be modified by VFL from time to time to the extent necessary to make the Contracts conform to any law or regulation issued by a governmental agency. No other modification can be made before the Contract's fifth anniversary without the Contract Owner's agreement. No mutually agreed upon modification, however, will adversely affect Accumulation or Annuity Units credited before its effective date without the agreement of Participants and Annuitants covered by the Contract.

Group variable annuity contracts are normally in force over many years, and the character of the group covered by the Contract continually changes, thus affecting VFL's ability to predict the future costs of administering the
Contract. Accordingly, on the fifth or any later Contract anniversary, VFL reserves the right to modify the Contract, including the deductions from Purchase Payments for sales and administrative expense, the periodic charge for mortality and expense undertakings, and the annuity purchase rates. No modification will adversely affect Accumulation or Annuity Units credited before its effective date. At least 90 days' notice of any such modification will be given to the Contract Owner, and notice will also be given to each Participant and Annuitant covered by the Contract.

                                   SUSPENSION

VFL may suspend a Contract on any Contract anniversary if during the year preceding the anniversary (i) the Contract Owner has failed to remit the required Purchase Payments or (ii) the number of Participants under the Contract has become less than ten. A Contract may be suspended upon written notice to VFL by the Contract Owner. Upon suspension, VFL will not accept any further Purchase Payments under the Contract, but suspension in no way affects the Accumulation Units or Annuity Units previously credited to any Participant. Suspension of a Contract will not result in any immediate tax consequences to the Contract Owner or any Participant.

                              PRINCIPAL UNDERWRITER

SL Distributors, Inc., Park Central VIII, 12770 Merit Drive, Suite 600, Dallas, TX 75251, is the Distributor (Principal Underwriter) of the Contracts. Philadelphia Life Asset Planning Company was the former distributor of the Contracts. SL Distributors, Inc. is a wholly-owned subsidiary of VFL.

SL Distributors, Inc. is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The Contracts may not be available in all states.

The Contracts are no longer offered for sale. However, VFL accepts new Purchase Payments on and provides administration for existing Contracts.


                                 ADMINISTRATION

Alliance-One Services, Inc., 8710 Freeport Parkway, Suite 150, Irving, TX 75063, provides certain administrative services regarding the Contracts. The administrative services include issuance of the Contracts and maintenance of Contract records.

                                LEGAL PROCEEDINGS

There are no material legal proceedings pending to which the Separate Account, SL Distributors, Inc. or VFL is a party.


                            CONTRACT OWNER INQUIRIES

VFL  provides  a  toll  free  number  for  inquiries  by  Contract   Owners  and
Participants. The number is 1-800-792-4368. Written questions should be sent to VFL, P.O. Box 749045, Dallas, Texas 75374-9045.


                                EARLIER CONTRACTS

VFL has outstanding a number of Variable Annuity contracts funded in the Separate Account that are no longer offered or sold. These earlier contracts differ in several respects from those described in this prospectus. Any copy of this prospectus, required to be delivered to an Owner or Participant under such earlier contract, contains a supplement setting forth material differences.



                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                      Page

                  Company ..............................................3
                  Experts...............................................3
                  Legal Opinions........................................3
                  Distributor...........................................4
                  Purchase of Contracts.................................4
                  Change of Owner, Beneficiary, or Annuitant............4
                  Misstatement and Proof of Age, Sex or
                  Survival..............................................4
                  Incontestability......................................4
                  Experience Rating Credits.............................4
                  Beneficiary Designation...............................5
                  Net Investment Factor.................................5
                  Annuity Payments......................................6
                  Illustration of Calculation of Annuity Payments.......6
                  Safekeeping of Account Assets.........................7
                  Other Information.....................................7
                  Financial Statements..................................7

The Separate Account's Statement of Additional Information and this prospectus omit certain information contained in the Registration Statement which the Separate Account has filed with the Securities and Exchange Commission, and reference is hereby made to the Registration Statement and its amendments, for further information with respect to the Separate Account and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.


                             Variable Annuity Fund I
                              of Southwestern Life
                       For Contracts Issued on Form APDVA
                Supplement to Prospectus Dated December 29, 2006

The individual annual premium deferred variable annuity contract on Form APDVA ("Contract") is no longer offered or sold by VFL but remains in effect. Please read the Prospectus and this Supplement for a description of your Contract.

1. Premiums. Premiums may be paid annually, semiannually, quarterly or monthly, but each Purchase Payment must be at least $10.

2. Sales and Administrative Expenses.* A deduction is made from each Purchase Payment of 4.50% for sales expense plus 3.75% for administrative expense for a total deduction of 8.25% (8.99% of the amount invested, excluding premium tax, if any).

3. Grace Period. Thirty-one days of grace are granted for the payment of each premium except the first. During that grace period the Contract will remain in force.

4. Premium Default. Any premium for the Contract unpaid at the end of the grace period will be in default. Upon default, the Contract will be continued in force as a paid-up variable annuity contract based on the number of Accumulation Units in the Individual Account as of the due date of the premium in default and, subject to provision (5) herein, VFL will not accept the payment of any premium thereafter.

5. Resumption of Premium Payments. Upon the payment of all past due premiums at any time within three years after the due date of the first premium then in default and while the Contract is in force as a paid-up variable annuity contract, premium payments may be resumed in accordance with the provisions of the Contract.

6. Annuity Forms. The life annuity with 5 years certain under Annuity Form 2 is not available under the Contract.

7. Assignment. When the Contract is not used to fund a plan qualified for favorable tax treatment under the Internal Revenue Code, it may be assigned.

* The fee table in the Prospectus should be replaced with the following:

FEE TABLE

The following tables describe the maximum fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract or surrender the Contract.

State premium taxes may also be deducted.(1)

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases                       4.50%
(as a percentage of purchase payments)

Administrative Expenses                               3.75%
(as a percentage of purchase payment)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the expenses of the Capital Growth Portfolio.

Separate Account Annual Expenses
(as a percentage of average account value)

Mortality Risk Fees                                   0.70%
Expense Risk Fees                                     0.30%
Other Expenses2                                       0.20%
                                                      -----

Total Separate Account Annual Expenses                1.20%

The next item shows the annual operating expenses for the year ended December 31, 2005 charged by the Capital Growth Portfolio (Class A Shares) that you may pay periodically during the time that you own the Contract. More detail concerning the portfolio's fees and expenses is contained in the DWS Fund prospectus.

Total Annual Portfolio Operating Expenses 0.49% (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.)


(1)State Premium Taxes (ranging from 0.50% to 3.50%) are not included.

(2)Audit expense of the Separate Account (limited to 0.20% of net asset value). In connection with the conversion of the Separate Account into a unit investment trust, VFL agreed to assume the audit expense of the Separate Account to the extent it would otherwise exceed 0.20% of the Separate Account's average net assets in any year.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Separate Account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Capital Growth Portfolio. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

              1 year       3 years         5 years       10 years
              ------       -------         -------       --------
               $987        $1,328          $1,690         $2,705


(2) If you do not surrender your Contract or if you start to take annuity payments from your Contract at the end of the applicable time period:

              1 year       3 years         5 years       10 years
              ------       -------         -------       --------
               $987        $1,328          $1,690        $2,705



                             Variable Annuity Fund I
                              of Southwestern Life
                       For Contracts Issued on Form FPDVA
                Supplement to Prospectus Dated December 29, 2006

The individual flexible premium deferred annuity contract on Form FPDVA ("Contract") is no longer offered or sold by VFL but remains in effect. Please read the Prospectus and this Supplement for a description of your Contract.

1. Premiums. Premiums may be paid as often as once a month subject to a $10 minimum. The total amount of premiums payable during any one Contract year may, at the option of VFL, be limited to two times the premium paid during the first Contract year.

2. Deductions.* Under the Contract, a deduction is made from each Purchase Payment of 4.50% for sales expense plus 3.75% for administrative expense for a total deduction of 8.25% (8.99% of the amount invested, excluding premium tax, if any).

3. Right to Cancel. If the Contract is to be used as an IRA, VFL will mail notice of the applicant's right to cancel the application, within 7 days of the notice, for a full refund of any Purchase Payment.

4. Annuity Forms. The life annuity with 5 years certain under Annuity Form 2 is not available under the Contract.

* The fee table in the Prospectus should be replaced with the following:

FEE TABLE

The following tables describe the maximum fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract or surrender the Contract.

State premium taxes may also be deducted.(1)

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases                       4.50%
(as a percentage of purchase payments)

Administrative Expenses                               3.75%
(as a percentage of purchase payment)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the expenses of the Capital Growth Portfolio.

Separate Account Annual Expenses
(as a percentage of average account value)

Mortality Risk Fees                                   0.70%
Expense Risk Fees                                     0.30%
Other Expenses 2                                      0.20%
                                                      -----

Total Separate Account Annual Expenses                1.20%


The next item shows the annual operating expenses for the year ended December 31, 2005 charged by the Capital Growth Portfolio (Class A Shares) that you may pay periodically during the time that you own the Contract. More detail concerning the portfolio's fees and expenses is contained in the DWS Fund prospectus.

Total Annual Portfolio Operating Expenses 0.49% (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.)


(1)State Premium Taxes (ranging from 0.50% to 3.50%) are not included.

(2)Audit expense of the Separate Account (limited to 0.20% of net asset value). In connection with the conversion of the Separate Account into a unit investment trust, VFL agreed to assume the audit expense of the Separate Account to the extent it would otherwise exceed 0.20% of the Separate Account's average net assets in any year.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Separate Account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Capital Growth Portfolio. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

              1 year       3 years         5 years       10 years
              ------       -------         -------       --------
               $987        $1,328          $1,690        $2,705


(2) If you do not surrender your Contract or if you start to take annuity payments from your Contract at the end of the applicable time period:

              1 year      3 years          5 years       10 years
              ------      -------          -------       --------
               $987       $1,328           $1,690        $2,705





                             Variable Annuity Fund I
                              of Southwestern Life
                        For Contracts Issued on Form GRVA
                Supplement to Prospectus Dated December 29, 2006

The group variable annuity contract on Form GRVA ("Contract") is no longer offered or sold by VFL but remains in effect. Please read the Prospectus and this Supplement for a description of your Contract.

1. Annuity Election. The Participant's right to elect an annuity form is subject to certain restrictions specified in the Contract.

2. Withdrawal Options. The Contract Owner will notify VFL of the number of Accumulation Units to be released to a Participant which are not to be used to provide an annuity. The Participant may, within 31 days after the date of notice, elect (a) to receive the value of those Accumulation Units in a cash payment to be made within 7 days, or (b) to convert the value of the Accumulation Units to an individual deferred annuity contract. In the absence of an election, VFL will pay the value of those units as provided in (a). Any Accumulation Units in a Participant's Individual Account not used to provide an annuity for a Participant and not released to the Participant shall be automatically paid to the Contract Owner.

3. Discontinuance. The Contract Owner may give written notice to VFL that contributions for the Contract are to be discontinued. VFL may discontinue the Contract where the Contract Owner fails to submit an application or make a contribution for any Participant in accordance with the Plan or where it is not practicable, in the opinion of VFL, to provide for the continued purchase of annuities under the Contract because of a change in the Plan or in the amount of benefits to be provided. If the Contract Owner fails to make any contribution required by the Plan within 31 days from the date a contribution is due, the Contract will automatically be discontinued. On discontinuance other than by the Contract Owner, VFL will pay to the Contract Owner an amount equal to the value of the remaining Accumulation Units.

4. Benefit Limitations. Employer contributions for any of the 25 highest paid employees whose anticipated benefit from such contributions will exceed $1,500 may be restricted in certain circumstances specified in the Contract.


                                    VARIABLE
                                 ANNUITY FUND I
                              OF SOUTHWESTERN LIFE


                       Valley Forge Life Insurance Company
                                 P.O. Box 749045
                            Dallas, Texas 75374-9045